11. NOTE PAYABLE	12 Months Ended
Dec. 31, 2018
Notes Payable [Abstract]
NOTE PAYABLE
11.	NOTES PAYABLE

Gemini Special Opportunities Fund, LP

On August 27, 2018, the Company entered into an unsecured promissory note (the “Note”) in the amount of $750,000 (the “Principal Amount”) with Gemini Special Opportunities Fund, LP (the “Lender”). The Note bears simple interest at an annual rate of 10% and is subject to a Securities Purchase Agreement, dated August 27, 2018. This Note is due and payable on February 28, 2019 (the “Maturity Date”) (See Note 19). The Company may prepay the Note, provided if the Company repaid the Note on or prior to November 28, 2018, the Company shall pay 105% of the Principal Amount plus accrued interest, and if the Company repays the Note after November 28, 2018, including repayment on the Maturity Date, the Company shall pay 115% of the Principal Amount plus accrued interest. During the year ending December 31, 2018, the Company recorded an increase in the Note Payable balance of $112,500 with offsetting debt discount related to this repayment premium which is being amortized to interest expense over the term of the note. Additionally, the Company paid $5,000 of lender fees which were also recorded as debt discount and are also being amortized to interest expense over the term of the note.

As additional consideration for the loan evidenced by the Note, the Company issued to the Lender 900,000 common stock purchase warrants exercisable for a period of five years from the date of issuance with an exercise price equal to $0.25 per share. These warrants had a fair value of $115,521 using the Black-Sholes valuation methodology. As a result of this transaction, the Company recorded $100,102 of debt discount consisting of the relative fair value of the warrants which is being amortized to interest expense over the term of the note (See Note 15).

As of December 31, 2018, this note has a balance, net of $74,315 of unamortized discount, amounting to $788,185 with accrued interest amounting to $26,096 which is included in accrued expenses (See Note 7).

Vendor Note Payable

On June 1, 2010, the Company entered into a Promissory Note with one of its vendors in exchange for the vendor cancelling its open invoices to the Company. Total outstanding payables recorded by the Company at the time of settlement were $179,702. The note amount was for $160,633 and bears interest at 10%. The note can be converted only at the option of the Company, at any time, into common stock with an original conversion price of $0.33 per share. During 2011, 2012 and 2013, the company made partial conversions of this note. Further, through a series of amendments, the note was extended to December 31, 2014 and the conversion price of the note was reduced to $0.20 per share of common stock.

Through a series of amendments, the maturity date of the note was extended through June 30, 2016. There were no accounting effects for these amendments.

In December 2017 the Company made a $40,000 settlement payment to pay off this note, and all accrued interest, in full. The Company recorded a gain on debt settlement of $25,352 related to this transaction.